BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated May 30, 2018 to the

Prospectus dated May 1, 2018, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The last paragraph of the cover page of the Prospectus of the Fund is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shareholders should retain this Supplement for future reference.

PRO-VARMV-0518SUP